                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

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                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
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
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                                     [LOGO]

Zoran Corporation
3112 Scott Boulevard
Santa Clara, CA 95054

August 15, 2000

To Our Stockholders:

    We have mailed to you our proxy statement relating to our Annual Meeting of Stockholders at Zoran's headquarters, which was held on Tuesday, July 18, 2000 at 2:00 p.m., local time.

    After the business discussed in the proxy statement was conducted, the meeting was adjourned to 2:00 p.m., local time, on Tuesday, September 12, 2000, at Zoran's headquarters at 3112 Scott Boulevard, Santa Clara, California 95054, for the purpose of considering and voting upon a proposal adopted by our board of directors to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 55,000,000 shares. The amendment would provide the board of directors increased flexibility to issue shares for various corporate purposes, including stock splits (which usually take the form of a stock dividend), issuances of shares in connection with acquisitions of other businesses or the raising of additional capital through the sale of equity securities, actions that would be significantly constrained under our present Certificate of Incorporation. However, our board of directors has no present arrangements, agreements or plans to issue any of the proposed additional authorized shares of Common Stock.

    We are supplementing our proxy statement to provide you with additional information regarding this proposal. The enclosed supplementary information is important and we encourage you to give it your careful consideration.

    In addition to the supplementary information, we are enclosing another proxy card. Stockholders of record at the close of business on June 2, 2000 are entitled to vote at the reconvened meeting and any adjournment or postponement thereof. Since a majority of our outstanding shares must be represented at the reconvened meeting to constitute a quorum, all stockholders are urged either to attend the reconvened meeting or to vote by proxy.

    Whether or not you expect to attend the reconvened meeting in person, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-prepaid envelope.

By Order of the Board of Directors,

/s/ LEVY GERZBERG
---------------------------------
Levy Gerzberg
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Santa Clara, California
August 15, 2000

    If you have any questions or need assistance completing your proxy card, please call: MacKenzie Partners, Inc. 156 Fifth Avenue New York, New York 10010 toll-free (800) 322-2885 or collect (212) 929-5500.

    YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                               ZORAN CORPORATION

                              3112 SCOTT BOULEVARD
                         SANTA CLARA, CALIFORNIA 95054

                                 SUPPLEMENT TO
                      PROXY STATEMENT DATED JUNE 26, 2000
                                  RELATING TO
                       RECONVENED MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 12, 2000

    Zoran Corporation hereby supplements its proxy statement dated June 26, 2000 furnished to its stockholders in connection with the Annual Meeting of Stockholders held on Tuesday, July 18, 2000 at 2:00 p.m., local time, at the Company's headquarters at 3112 Scott Boulevard, Santa Clara, California 95054.

    This supplement should be read in conjunction with the proxy statement. All capitalized terms used but not defined in this supplement have the meanings given to them in the proxy statement. If you need another copy of the proxy statement, please contact Karl Schneider, Chief Financial Officer, at the address appearing at the top of this supplement.

    This supplement is first being mailed to stockholders on or about August 15, 2000.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

    The Annual Meeting was convened on the date and time, and at the location, specified above. However, before the Annual Meeting but after the mailing of the proxy statement, Zoran's board of directors adopted a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 55,000,000 shares. In order to give stockholders an opportunity to consider that proposal and evaluate the information contained in this supplement, the meeting was adjourned until 2:00 p.m., local time, on Tuesday, September 12, 2000, at Zoran's headquarters at 3112 Scott Boulevard, Santa Clara, California 95054.

    The date for determining the stockholders of record who will be entitled to vote at the reconvened meeting remains the close of business on June 2, 2000.

    Stockholders who are entitled to vote at the reconvened meeting can use the enclosed proxy card. You can vote by proxy or in person at the reconvened meeting. If you return your signed proxy card before the reconvened meeting, the proxy holders will vote your shares as you direct. If you return your proxy card and do not specify on the card how you want your shares voted, the proxy holders will vote them "FOR" the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 55,000,000 shares. Your failure to return a proxy card will have the same effect as a vote against the proposal.

    Zoran will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this supplement, the proxy and any additional soliciting materials sent to stockholders. Zoran may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Zoran has retained the services of MacKenzie Partners to aid in the solicitation of proxies, deliver proxy materials to brokers, nominees, fiduciaries and other custodians for distribution to beneficial owners of stock and to solicit proxies therefrom. In addition to the fees and expense reimbursements reported in our Proxy Statement, MacKenzie Partners will receive a fee of approximately $5,500 and reimbursement of all reasonable out-of-pocket expenses in connection with this solicitation. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

                                    PROPOSAL
           APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

BACKGROUND

    Under Delaware law, the Company may only issue shares of Common Stock to the extent such shares have been authorized for issuance under the Company's Certificate of Incorporation. The Certificate of Incorporation currently authorizes the issuance by the Company of up to 20,000,000 shares of Common Stock. However, as of June 30, 2000, 14,535,945 shares of the Company's Common Stock were issued and outstanding and 1,501,000 unissued shares of Common Stock were reserved for issuance under the Company's equity compensation plans or in connection with the Company's recent acquisition of PixelCam Corporation, leaving 3,963,055 shares of Common Stock unissued and unreserved. In order to ensure sufficient shares of Common Stock will be available for issuance by the Company, the Board of Directors has approved, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance to 55,000,000 shares.

PURPOSE AND EFFECT OF THE AMENDMENT

    The purpose of the proposed amendment to the Certificate of Incorporation is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to issue additional shares in connection with a stock dividend, raising additional capital, acquiring other businesses, establishing strategic relationships with corporate partners or providing equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of Common Stock is particularly important in the event that the Company needs to undertake any of the foregoing actions on an expedited basis and wishes to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. The Company has no present agreement or arrangement to issue any of the shares for which approval is sought. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or the requirements of the Nasdaq Stock Market.

    The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

    The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

    If the proposed amendment is approved by the stockholders,
Article IV(A) of the Company's Certificate of Incorporation will be amended to read as follows:

      "(A) The corporation is authorized to issue two classes of shares, designated "Common Stock" and "Preferred Stock," respectively. The number of shares of common Stock authorized to be issued is 55,000,000 shares, $.001 par value per share, and the number of shares of Preferred Stock authorized to be issued is 3,000,000 shares, $.001 par value per share."

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

    The affirmative vote of a majority of the shares of outstanding Common Stock is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDER VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 SHARES TO 55,000,000 SHARES.

                                 OTHER BUSINESS

    The Company currently knows of no other matters to be submitted at the reconvened Annual Meeting. If any other matters properly come before the reconvened Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares in accordance with their best judgment.

                                          THE BOARD OF DIRECTORS

Dated: August 15, 2000

                                ZORAN CORPORATION

               PROXY FOR RECONVENED ANNUAL MEETING OF STOCKHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS

                               SEPTEMBER 12, 2000

         The undersigned, revoking all prior proxies, hereby appoints Levy Gerzberg and Karl Schneider, or either of them, with full power of substitution, as proxies to represent and vote as designated in this proxy any and all of the shares of stock of Zoran Corporation, held or owned by or standing in the name of the undersigned on the Company's books on June 2, 2000 at the reconvened Annual Meeting of Stockholders of the Company to be held at the Company's offices at 3112 Scott Blvd., Santa Clara, CA 95054 at 2:00 p.m. on September 12, 2000, and any continuation or adjournment thereof, with all powers the undersigned would possess if personally present at the meeting.

         The undersigned hereby directs and authorizes said proxies, and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side, or, if no specification is made, to vote in favor thereof.

         The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters, which may properly come before the meeting or any continuation or adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)


                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

  /  /    PLEASE MARK YOUR
          VOTES AS IN THIS
          EXAMPLE.

To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 55,000,000.

          FOR                    AGAINST                     ABSTAIN
          / /                     / /                          / /

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

                                           MARK HERE FOR ADDRESS    /   /
                                           CHANGE AND NOTE AT LEFT


Signature:                                        Date:
          ----------------------------------           -------------------------
Signature:                                        Date:
          ----------------------------------           -------------------------


Note: Sign exactly as your name(s) appears on your stock certificate. If shares of stock are held in the name of two or more persons or in the name of husband and wife, either as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.